UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2020

HAYMAKER ACQUISITION CORP. II

(Exact name of registrant as specified in its charter)

Delaware	001-38931	83-3642865
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

650 Fifth Avenue, Floor 10 New York, New York		10019
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 616-9600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-third of one Redeemable Warrant	HYACU	The NASDAQ Stock Market LLC

Class A Common Stock, par value $0.0001 per share	HYAC	The NASDAQ Stock Market LLC

Warrants, each exercisable for one share of Class A Common Stock for $11.50 per share	HYACW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure

On November 13, 2020, Arko Holdings Ltd. (“Arko”) filed an amendment (the “amendment”) to the Arko proxy (as defined below) with the Israel Securities Authority (the “ISA”) in connection with Haymaker Acquisition Corp. II’s (“Haymaker”) proposed business combination (the “Business Combination”) with Arko / GPM Investments, LLC (“GPM”). Arko filed the amendment, inter alia, in order to disclose the terms of a potential private placement (the “Potential Investment Agreement”) of series A preferred stock of ARKO Corp. (“Series A Preferred Stock”) with an investor (the “PIPE Investor”). The substantive terms of the Potential Investment Agreement, as described in the amendment, are set forth below.

Pursuant to the Potential Investment Agreement, upon the closing of the Business Combination, up to 1 million shares of Series A Preferred Stock, in a total amount of up to $100 million, will be issued to the PIPE Investor, which will be convertible into shares of ARKO Corp. common stock (“New Parent Common Stock”) at any time, at the option of the PIPE Investor at a conversion price of $12.00 per share (the “Conversion Price”), subject to customary adjustments. In addition, the Series A Preferred Stock will be automatically converted into shares of New Parent Common Stock at the Conversion Price, to the extent that the price of New Parent Common Stock on the NASDAQ Stock Market LLC (“Nasdaq”) is (during certain specified periods) equal to or greater than a target price ranging from $15.50 to $18.00 per share. Under certain circumstances, after June 1, 2027, but prior to August 31, 2027 (the “Additional Conversion Share Period”), up to 1.2 million shares of New Parent Common Stock may be added to the number of shares received in the aggregate by the holders of Series A Preferred Stock upon conversion of the Series A Preferred Stock. Additionally, and in connection with the Potential Investment Agreement, the PIPE Investor is expected to join as a party to the Registration Rights and Lock-Up Agreement with New Parent, the Sponsor, the directors and officers of Haymaker and the other parties thereto, a copy of which is attached as Annex D to ARKO Corp.’s final prospectus dated November 6, 2020.

Holders of shares of Series A Preferred Stock will be entitled to receive dividends quarterly, at a rate of 5.75% per annum on the balance of the Liquidation Preference Amount (as defined below), which rate will increase in the event ARKO Corp. fails to pay such dividend on a quarterly basis or fails to timely redeem the Series A Preferred Stock when required.

At any date after August 31, 2027, the holders of a majority of the then outstanding shares of Series A Preferred Stock or ARKO Corp. may announce their desire to redeem the Series A Preferred Stock, in whole or in part, in exchange for the Liquidation Preference Amount (as defined below). In addition, holders of Series A Preferred Stock are entitled to have their shares of Series A Preferred Stock redeemed in the event of a change of control of ARKO Corp.

Immediately following the issuance of shares of Series A Preferred Stock, the holders of such shares will not have voting rights, except as required by law or with respect to issues related to their rights. However, at any time, the holders of the majority of the outstanding shares of Series A Preferred Stock may send written notice to ARKO Corp. that all holders are initiating their voting rights. Immediately after delivering such written notice to ARKO Corp., holders of Series A Preferred Stock will be entitled to vote, together with the holders of New Parent Common Stock, on an as converted basis, until the holders of at least a majority of the outstanding shares of Series A Preferred Stock send written notice to ARKO Corp. that they are electing to revoke their voting rights.

The Potential Investment Agreement includes, inter alia, commitments with respect to the liquidation preference for holders of Series A Preferred Stock (i.e., the issuance price of the Series A Preferred Stock plus dividends accrued and not yet paid; the “Liquidation Preference Amount”), an obligation by ARKO Corp. not to make changes that could materially impair or change the rights of holders of Series A Preferred Stock, and restrictions on the transfer and trading of Series A Preferred Stock.

The closing under the Potential Investment Agreement would be subject to customary closing conditions.

To the extent that the Potential Investment Agreement becomes a binding agreement, ARKO Corp., Haymaker, Arko, Punch Sub Ltd., and Punch US Sub, Inc. intend to enter into an amendment to the Business Combination Agreement pursuant to which the consideration to be received by ARKO Corp. in exchange for the issuance of the Series A Preferred Stock, at the date of closing, will be included as Available Cash (as defined in the Business Combination Agreement) in connection with the minimum cash condition to the Business Combination.

The following table illustrates the expected post-closing ownership of ARKO Corp. assuming (i) the Potential Investment Agreement is signed, (ii) 1,000,000 shares of Series A Preferred Stock are converted into New Parent Common Stock and (iii) no public stockholders of Haymaker exercise their redemption rights in connection with the Business Combination.

	Assuming Each Of Arie Kotler And Morris Willner Elects Option A And All Arko Public Shareholders Elect Option A		Assuming Each Of Arie Kotler And Morris Willner Elects Option B And All Arko Public Shareholders Elect Option C
	According To The Issued Capital	Assuming Fully Diluted	According To The Issued Capital	Assuming Fully diluted
Arie Kotler (Directly and through corporations under his control)	15.8%	13.3%	15.1%	12.6%
Morris Willner (Directly and through a trustee)	14.6%	12.3%	13.9%	11.6%
Arko Public Shareholders	17.3%	14.6%	14.2%	11.8%
GPM Minority Investors	22.5%	19.7%	24.5%	21.0%
Public Haymaker Stockholders	26.6%	29.9%	28.8%	32.0%
Sponsor	3.2%	4.9%	3.5%	5.3%
The PIPE Investor	—	5.3%	—	5.7%

Total	100%	100%	100%	100%

The following table illustrates the expected post-closing ownership of ARKO Corp. assuming (i) the Potential Investment Agreement is signed, (ii) 1,000,000 shares of Series A Preferred Stock are converted into New Parent Common Stock, and (iii) public stockholders of Haymaker elect to redeem shares of Haymaker Class A common stock in connection with the Business Combination resulting in $275 million of Available Cash (including the proceeds from the issuance of Series A Preferred Stock).

	Assuming Each Of Arie Kotler And Morris Willner Elects Option A And All Arko Public Shareholders Elect Option A		Assuming Each Of Arie Kotler And Morris Willner Elects Option B And All Arko Public Shareholders Elect Option C
	According To The Issued Capital	Assuming Fully Diluted	According To The Issued Capital	Assuming Fully diluted
Arie Kotler (Directly and through corporations under his control)	18.6%	15.2%	18.1%	14.6%
Morris Willner (Directly and through a trustee)	17.2%	14.1%	16.7%	13.5%
Arko Public Shareholders	20.4%	16.8%	17.0%	13.8%
GPM Minority Investors	26.5%	22.4%	29.2%	24.3%
Public Haymaker Stockholders	13.5%	19.7%	14.9%	21.1%
Sponsor	3.8%	5.7%	4.1%	6.1%
The PIPE Investor	—	6.1%	—	6.6%

Total	100%	100%	100%	100%

The foregoing is based on the current capital stock of Haymaker, assuming that, in connection with the issuance of the Series A Preferred Stock, an additional 200,000 shares of New Parent Common Stock held by Haymaker Sponsor II LLC (the “Sponsor”) are deferred, in accordance with an arrangement between the Sponsor and Arko that would be expected to be entered into in connection with the execution of the Potential Investment Agreement. The percentage ownership on a fully diluted basis is based on the assumption that, in addition to the 1 million shares of Series A Preferred Stock being convertible into 8,333,333 shares of New Parent Common Stock, the conditions are satisfied for the maximum number of additional shares (1.2 million) to be issued to the holders of Series A Preferred Stock upon conversion during the Additional Share Conversion Period. In addition, the percentage interests set forth above do not take into account deferred shares of New Parent Common Stock that are issuable to the Sponsor upon the occurrence of certain events under the Business Combination Agreement.

As of the date of this Current Report on Form 8-K, there is no certainty that the negotiations of the Potential Investment Agreement will result in a binding agreement, that the Potential Investment Agreement under negotiation will be executed, and that the Business Combination will be completed, due to the conditions precedent as described in the Haymaker proxy statement/prospectus (as defined below).

The information in this Item 7.01 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of Haymaker under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information contained in this Item 7.01.

Additional Information and Where to Find It

ARKO Corp. filed a registration statement on Form S-4 (File No. 333-248711), which includes a prospectus with respect to ARKO Corp.’s securities to be issued in connection with the Business Combination and a proxy statement with respect to Haymaker’s stockholder meeting to vote on the Business Combination (as amended, the “Haymaker proxy statement/prospectus”), with the U.S. Securities and Exchange Commission (the “SEC”). In addition, Arko filed a proxy statement (the “Arko proxy”), which includes reference to the Haymaker proxy statement/prospectus, with the ISA on September 22, 2020. ARKO Corp., Haymaker, GPM and Arko urge investors and other interested persons to read the Haymaker proxy statement/prospectus and the Arko proxy, as well as other documents filed with the SEC and the ISA, because these documents will contain important information about the Business Combination. The Haymaker proxy statement/prospectus and other relevant materials for the Business Combination will be mailed to stockholders of Haymaker as of the record date established for voting on the Business Combination. The Haymaker proxy statement statement/prospectus can be obtained, without charge, at the SEC’s web site (http://www.sec.gov).

Participants in the Solicitation

ARKO Corp., Haymaker, Arko, GPM and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Haymaker stockholders in connection with the Business Combination. Investors and securityholders may obtain more detailed information regarding the names, affiliations and interests of Haymaker’s directors and officers in its Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on March 19, 2020 and is available free of charge at the SEC’s web site at www.sec.gov.

Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Haymaker’s stockholders in connection with the Business Combination is also contained in the Haymaker proxy statement/prospectus.

No Offer or Solicitation

These materials shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the Business Combination. These materials shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The expectations, estimates, and projections of the businesses of ARKO Corp., Haymaker, Arko and GPM may differ from their actual results and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, expectations with respect to future performance, including projected financial information (which was not audited or reviewed by auditors), and anticipated financial impacts of the Empire Petroleum Partners (“Empire”) acquisition or the Business Combination, the entering into the Potential Investment Agreement, the satisfaction of the closing conditions to the Business Combination, and the timing of the completion of the Business Combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside of the control of ARKO Corp., Haymaker, Arko and GPM, and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreements with respect to the Business Combination, (2) the outcome of any legal proceedings that may be instituted against the parties following the announcement of the Business Combination and any definitive agreements with respect thereto; (3) the inability to complete the Business Combination, including due to failure to obtain approval of the stockholders of Haymaker and Arko or other conditions to closing; (4) the impact of the COVID-19 pandemic on (x) the parties’ ability to consummate the Business Combination and (y) the business of Arko and the combined company; (5) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the Business Combination; (6) the inability to obtain or maintain the listing of ARKO Corp.’s common stock on Nasdaq following the Business Combination; (7) the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; (8) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (9) costs related to the Business Combination; (10) changes in applicable laws or regulations; (11) the demand for Arko’s and the combined company’s services together with the possibility that Arko or the combined company may be adversely affected by other economic, business, and/or competitive factors; (12) the number of shares submitted for redemption by Haymaker’s stockholders in connection with the stockholder meeting to approve the Business Combination; (13) risks and uncertainties related to Arko’s business, including, but not limited to, changes in fuel prices, the impact of competition, environmental risks, restrictions on the sale of alcohol, cigarettes and other smoking products and increases in their prices, dependency on suppliers, increases in fuel efficiency and demand for alternative fuels for electric vehicles, failure by independent outsider operators to meet their obligations, acquisition and integration risks, and currency exchange and interest rates risks; (14) failure to realize the expected benefits of the acquisition of Empire; (15) failure to promptly and effectively integrate Empire’s business; (16) the potential for unknown or inestimable liabilities related to the Empire business; and (17) other risks and uncertainties included in (x) the “Risk Factors” section of the Haymaker proxy statement/prospectus and (y) other documents filed or to be filed with the SEC by Haymaker and with the ISA by Arko. The foregoing list of factors is not exclusive. You should not place undue reliance upon any forward-looking statements, which speak only as of the date made. ARKO Corp., Haymaker, Arko, and GPM do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 13, 2020

HAYMAKER ACQUISITION CORP. II

By:	/s/ Christopher Bradley
Name:	Christopher Bradley
Title:	Chief Financial Officer